EXHIBIT 10.1(c)

RELIANT PHARMACEUTICALS, INC.

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, capitalized terms shall have the same meanings as set forth in the Reliant Pharmaceuticals, Inc. 2004 Equity Incentive Plan (as amended from time to time, the “Plan”).

NOTICE OF OPTION GRANT

[Name]

You (“Participant”) have been granted an option to purchase Common Stock (the “Shares”) in the Company, subject to the terms and conditions of the Plan and this Option Agreement. The terms of your grant are set forth below:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Shares Granted:

Total Exercise Price:	$

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Exercise and Vesting Schedule:

This Option is exercisable only to the extent it is vested. This Option shall vest according to the following schedule:

Twenty-five percent (25%) of the Option (rounded down to the next whole number of Shares) shall vest on each anniversary of the Vesting Commencement Date, so that all of the Option shall be vested on the fourth anniversary of the Vesting Commencement Date.

Notwithstanding the foregoing, upon a Change of Control, fifty percent (50%) of any remaining unvested portion of the Option shall vest. The Option shall be fully vested if your employment with the Company is terminated without Cause or you terminate your employment with the Company for Good Reason within one year following a Change of Control. “Good Reason” means: (a) your base compensation is decreased by more than fifteen percent (15%); (b) your duties and responsibilities are materially reduced; (c) your title is substantively reduced, other than as a part of a change in titles across departments or across all executive officers; or (d) you are involuntarily relocated more than 50 miles from your current location of employment immediately prior to the Change of Control for a period of more than one year. For one of these four events to constitute Good Reason, however, the event must be involuntary, and you must file a written objection with the Company (or its successor company) within thirty (30) days following the date that you receive notice of the event. If you do not file an objection during this 30-day period, the event will not constitute Good Reason.

Termination Period:

This Option may be exercised for thirty (30) days after Participant terminates service as an Employee, Consultant or Director of the Company and all of its Subsidiaries, or such longer period as may be applicable upon the death or Disability as provided herein, but in no event later than the Expiration Date as provided above.

I.                                         AGREEMENT

1.                                       Grant of Option. The Company hereby grants to the Participant an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan, which are incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by the Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as a Non-Qualified Stock Option to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of the Common Stock shall be determined as of the time the option with respect to such stock is granted.

2.                                       Exercise of Option. This Option is exercisable as follows:

(a)                                  Right to Exercise.

(i)                                     This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, this Option shall vest based on Participant’s continued performance of services for the Company or any of its Subsidiaries as an Employee, Consultant or Director. Unless otherwise provided in

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the Notice of Option Grant, if the Participant ceases to perform services for the Company and its Subsidiaries as an Employee, Consultant or Director, then any portion of the Option which is not vested shall terminate and shall not become exercisable.

(ii)                                  This Option may not be exercised for a fraction of a Share.

(iii)                               In the event of a Participant’s death, disability or other termination of the Participant’s service to the Company and all Subsidiaries as an Employee, Consultant or Director, the exercisability of the Option is governed by Section 5 below.

(iv)                              In no event may this Option be exercised after the Expiration Date as set forth in the Notice of Grant.

(b)                                 Method of Exercise. This Option shall be exercisable by delivery of an executed Exercise Notice (in the form attached as Exhibit A). The Exercise Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice must be signed by the Participant and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

(c)                                  Compliance with Applicable Law. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares. However, for purposes of voting or rights to receive dividends, the Shares will not be considered issued to the Participant until the Participant is listed on the books and records of the Company as the holder of such Shares.

3.                                       Participant’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.                                       Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)                                  cash;

(b)                                 check;

(c)                                  with the consent of the Committee, surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired from the Company, have been

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owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(d)                                 with the consent of the Committee, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;

(e)                                  with the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(f)                                    with the consent of the Committee, property of any kind which constitutes good and valuable consideration.

5.                                       Term of Option. To the extent that this Option is not vested at the date on which the Participant ceases to provide services to the Company and its Subsidiaries as an Employee, Consultant or Director, or if the Participant does not exercise this Option within the time specified herein, the Option shall terminate. This Option shall terminate on the date Participant ceases to provide services to the Company and its Subsidiaries for Cause. Except as provided in this Section 5, this Option may be exercised only within the term set out in the Notice of Grant.

(a)                                  Termination of Relationship. If Participant ceases to provide services to the Company and its Subsidiaries other than for Cause or by reason of the Participant’s death or Disability, Participant may exercise the vested portion of this Option during the Termination Period set out in the Notice of Grant.

(b)                                 Death or Disability of Participant. If Participant ceases to provide services to the Company and its Subsidiaries as a result of death or Disability, the vested portion of the Option as of the date on which such Participant ceased to provide such services, shall be exercisable at any time within twelve (12) months from such date, but in no event later than the Expiration Date as set forth in the Notice of Grant.

6.                                       Restrictions on Shares . Participant hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Committee shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Committee’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Committee shall determine and which the Participant hereby agrees to enter into at the request of the Company.

7.                                       Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing if the Option is designed in the Notice of Grant as a Non-Qualified Stock Option, then the Option may be transferred to the

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Participant’s Immediate Family; provided, however, that any such transfer is without payment of any consideration whatsoever, that no such transfer shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Option so transferred shall remain subject to the terms and conditions of this Option agreement. The terms of this Option shall be binding upon the executors, heirs, successors and assigns of the Participant. For this purpose “Immediate Family” shall mean Participant’s spouse, former spouse, children, step-children, grandchildren, siblings, parents, step-parents, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relationships, and any person sharing the Participant’s household (other than as a tenant, guest or employee), or trusts in which any of the foregoing have more than a fifty percent interest, foundations in which the foregoing (or the Participant) control the management of assets or any other entity in which the foregoing persons (or the Participant) own more than fifty percent of the voting interests.

[SIGNATURE PAGE FOLLOWS]

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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

RELIANT PHARMACEUTICALS, INC

By:

Name:

Title:

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE OPTION HEREIN GRANTED CONTINUES TO BE EXERCISABLE ONLY FOR PERIODS DETERMINED WITH REFERENCE TO THE PERIOD OF CONTINUED CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2004 EQUITY INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

Participant acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Participant hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan, and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

Residence Address:

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EXHIBIT A

RELIANT PHARMACEUTICALS, INC

2004 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Reliant Pharmaceuticals, Inc.
110 Allen Road
Liberty Corner, New Jersey  07938

Attention:  Secretary

1.                                       Exercise of Option. Effective as of today,                            ,              , the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase             shares of Common Stock (the “Shares”) of Reliant Pharmaceuticals, Inc. (the “Company”) under and pursuant to the Reliant Pharmaceuticals, Inc. 2004 Equity Incentive Plan (the “Plan”) and the Option Agreement dated                            ,              , (the “Option Agreement”).

2.                                       Representations of Participant. Participant, without further action on his or her part, by purchase of the Shares agrees to be deemed a party to, a signatory of and bound by the Stockholders’ Agreement dated April 1, 2004 (the “Stockholders’ Agreement”), and the Shares shall be subject to such rights and restrictions as contained therein. Participant acknowledges that he or she has received, read and understood the Plan, the Option Agreement, the Stockholders’ Agreement, and this Exercise Notice and is familiar with their terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement.

3.                                       Rights and Obligations as a Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

Participant shall enjoy rights as a stockholder until such time as Participant disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4.                                       Participant’s Rights to Transfer Shares.

(a)                                  Limitations on Transfer. Participant may transfer Shares subject to the restrictions contained in this Section 4 and the Stockholders’ Agreement; provided that prior to a Public Offering (as defined in Section 4(d)) no Shares may be transferred (i) to a direct competitor of the Company as determined by the Board, or (ii) for consideration other than cost.

(b)                                 Company’s Right of First Refusal. Before any Shares held by Participant or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of (including transfer by gift or operation of law, collectively a “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).

(i)                                     Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating:  (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed Participant or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii)                                  Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (iii) below.

(iii)                               Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Committee in good faith.

(iv)                              Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v)                                 Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then subject to any rights of first refusal or other restrictions on transfer contained in the Stockholders’ Agreement, the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing to the provisions of this Section and shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred. The Company’s Right of First Refusal as contained herein shall be in addition to and arise prior to any rights of first refusal contained in the Stockholders’ Agreement.

(c)                                  Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family (as defined in the Option Agreement) shall be exempt from the Right of First Refusal. In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section 4, Section 5,  and the Stockholders’ Agreement, as applicable, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(d)                                 Termination of Right of First Refusal. The Right of First Refusal and the restrictions on transfer set forth in Section 4(a) shall terminate as to all Shares ninety (90) days after a sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (a “Public Offering”).

5.                                       Company Call Right.

(a)                                  If Participant ceases to provide services to the Company and its Subsidiaries for any reason, the Company shall have the right to purchase any or all of the Shares then held by a Holder at a price equal to the Fair Market Value (as defined in the Plan) of the Shares on the date on which the Participant ceases to provide such services (the “Call Right”).

(b)                                 The Company may exercise the Company Call Right by delivering personally or by registered mail to Holder, within ninety (90) days of the date on which Participant ceases to provide services to the Company and its Subsidiaries, a notice in writing indicating the Company’s intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office.

(c)                                  At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Holder stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d)                                 If the Company does not elect to exercise the Company Call Right conferred above by giving the requisite notice within ninety (90) days following the date on which Participant ceases to provide services to the Company and its Subsidiaries, the Company Call Right shall terminate.

(e)                                  The Company Call Right shall terminate as to all Shares ninety (90) days after a Public Offering.

6.                                       Lock-Up Period. Participant hereby agrees that if so requested by the Company (or any successor thereto) or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7.                                       Spousal Consent. As a further condition to the Company’s and Participant’s obligations under this Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C.

8.                                       Restrictive Legends and Stop-Transfer Orders.

(a)                                  Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE AND THE STOCKHOLDERS AGREEMENT DATED APRIL 1, 2004, AS AMENDED FROM TIME TO TIME BY AND BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND

RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9.                                       Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, successors, and assigns.

10.                                 Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Committee”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on any Holder.

11.                                 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12.                                 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party. Participant further agrees to notify the Company upon any change in the residence address indicated below.

13.                                 Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

14.                                 Delivery of Payment. Participant herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

15.                                 Entire Agreement. The Plan, Option Agreement and Stockholders’ Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, and the Investment Representation Statement, if applicable, constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

Submitted by:	Accepted by:

PARTICIPANT:	RELIANT PHARMACEUTICALS, INC.

By:

Address:	Its:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	RELIANT PHARMACEUTICALS, INC

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)                                  Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities.

(c)                                  Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering (or held by any affiliate of the issuer), subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)                                 Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date:	,

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EXHIBIT C

CONSENT OF SPOUSE

I,                                                     , spouse of                                                      have read and approve the foregoing Exercise Notice. In consideration of granting of the right to my spouse to purchase Common Stock of Reliant Pharmaceuticals, Inc. as set forth in the Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Exercise Notice and agree to be bound by the provisions of the Exercise Notice insofar as I may have any rights in said Exercise Notice or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated:	,